DELAWARE POOLED® TRUST

Delaware REIT Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus dated February 26, 2016

Effective July 1, 2016, the following replaces the information in the Summary Prospectus section entitled “Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware Statutory Trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	January 1997
Scott P. Hastings, CFA, CPA	Vice President, Portfolio Manager	July 2016

Neither Delaware Management Company nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 7, 2016.